UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)	Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada		M5J 2G2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Generex Biotechnology Corporation (the “Company”) has received Special Access Programme authorization from the Therapeutic Products Directorate of Health Canada for a patient-specific, physician-supervised treatment of Type-1 Diabetes Mellitus with Generex Oral-lyn™, the Company’s proprietary oral insulin spray product. Health Canada’s Special Access Programme (SAP) provides access to non-marketed drugs for practitioners treating patients with serious or life-threatening conditions when conventional therapies have failed, are unsuitable, or unavailable. A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished under this Item 8.01 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter from Health Canada addressed to Generex Biotechnology Corporation dated April 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: April 30, 2008	By:	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

99.1	Letter from Health Canada addressed to Generex Biotechnology Corporation dated April 17, 2008